Exhibit 99.11

Execution Version

FIRST AMENDMENT TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of June 14, 2018, is by and among SOUTH JERSEY GAS COMPANY, a New Jersey corporation (the “Borrower”), the lenders signatory hereto (together constituting the Required Lenders) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent are parties to that certain Five-Year Revolving Credit Agreement dated as of August 14, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, South Jersey Industries, Inc., a New Jersey corporation and parent company of the Borrower (“Parent”), has entered into that certain Asset Purchase Agreement dated October 15, 2017, between the Parent and Pivotal Utility Holdings, Inc., a New Jersey corporation (“PUH”), pursuant to which Parent will acquire the business and operations of the Elizabethtown Gas operating division of PUH (the “Acquisition”);

WHEREAS, in order to effectuate a corporate reorganization in connection with the Acquisition, Parent has formed a wholly-owned subsidiary, SJI Utilities, Inc., a New Jersey corporation (“SJI Utilities”), and intends to contribute 100% of the issued and outstanding common stock of the Borrower to SJI Utilities;

WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Section 1.01. The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Change in Control” means (a) the Parent shall cease at any time to own, directly or indirectly, at least 100% of the Capital Stock having voting rights of the Borrower, or (b) the occurrence of either of the following:  (i) any entity, person (within the meaning of Section 14(d) of the Exchange Act) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) which theretofore was beneficial owner (as defined in Rule 13d 3 under the Exchange Act) of less than 30% of the Parent’s then outstanding common stock either (x) acquires shares of common stock of the Parent in a transaction or series of transactions that results in such entity, person or group directly or indirectly owning beneficially 30% or more of the outstanding common stock of the Parent, or (y) acquires, by proxy or otherwise, the right to vote for the election of directors, for any merger, combination or consolidation of the Parent or any of its direct or indirect Subsidiaries, or, for any other matter or question, more than 30% of the then outstanding voting securities of the Parent; or (ii) a majority of the directors of the board of directors of the Parent fail to consist of Continuing Directors.

1.2    Amendment to Section 6.01(c). Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)     Ownership.  Cause the Parent to own, directly or indirectly, at all times 100% of the Capital Stock having voting rights of Borrower.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective on the date hereof upon the Administrative Agent receiving  a copy of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)     It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(d)     The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document are true and correct as of the date hereof (with all applicable materiality standards and except for those which expressly relate to an earlier date).

(e)     After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)      The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and the Borrower hereby ratifies the Credit Agreement and each other Loan Document to which the Borrower is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment, together with the other Loan Documents, embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.9    No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12   Submission to Jurisdiction; Waivers; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.13   No Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF the parties hereto have caused this First Amendment to Five-Year Revolving Credit Agreement to be duly executed on the date first above written.

SOUTH JERSEY GAS COMPANY, as Borrower

By:	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: VP & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

BANK OF AMERICA, N.A., as Issuing Bank and Lender

By:	/s/ Richard R. Powell
	Name:	Richard R. Powell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Issuing Bank and Lender

By:	/s/ Justin Martin
	Name:	Justin Martin
	Title:	Authorized Officer

PNC BANK, NATIONAL ASSOCIATION, as Issuing Bank and Lender

By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Managing Director

CITIZENS BANK OF PENNSYLVANIA, as Lender

By:	/s/ Hassan Shakeel
	Name:	Hassan Shakeel
	Title:	Vice President, Portfolio Management

TD BANK, N.A., as Issuing Bank and Lender

By:	/s/ Vijay Prasad
	Name:	Vijay Prasad
	Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Sharona Yen
	Name:	Sharona Yen
	Title:	Banking Officer

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Renee M. Bonnell
	Name:	Renee M. Bonnell
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

By:	/s/ Laurel LB Magruder
	Name:	Laurel LB Magruder
	Title:	Group Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT – SOUTH JERSEY GAS COMPANY